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            As filed with the Securities and Exchange Commission on May 15, 2001
                                                           Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                  SYBASE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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              DELAWARE                                      94-2951005
  (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

                              6475 CHRISTIE AVENUE
                              EMERYVILLE, CA 94608
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

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If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ ]

       Securities Act registration statement file number to which this form relates:

                                -----------------

             Securities to be registered pursuant to Section 12 (b) of the Act:

           TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH EACH
           TO BE SO REGISTERED                    CLASS IS TO BE REGISTERED
----------------------------------------     -----------------------------------
COMMON STOCK, PAR VALUE $0.001 PER SHARE           NEW YORK STOCK EXCHANGE

       Securities to be registered pursuant to Section 12 (g) of the Act:

                                      None
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The class of securities to be registered hereby is the common stock, and associated rights, par value $0.001 per share (the "Common Stock"), of Sybase, Inc., a Delaware corporation (the "Company").

        The description of the Company's Common Stock is hereby incorporated by reference to the Company's registration statement on Form 8-A, as declared effective by the Securities and Exchange Commission on August 13, 1991.

        The description of the rights associated with the Company's Common Stock is hereby incorporated by reference to the Company's registration statement on Form 8-A/A, as filed with the Securities and Exchange Commission on November 14, 1996.

ITEM 2. EXHIBITS.

        All exhibits required by the Instruction to Item 2 will be provided to the New York Stock Exchange.




                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        SYBASE, INC.



Date:  May 3, 2001                      By: /s/ DANIEL R. CARL
                                            Daniel R. Carl
                                            Vice President, General Counsel and
                                            Secretary